UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2011 (December 7, 2011)

DynaVox Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34716	27-1507281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Wharton Street, Suite 400, Pittsburgh, PA		15203
(Address of Principal Executive Offices)		(Zip Code)

(412) 381-4883

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

DynaVox Inc. held its annual meeting of stockholders on December 7, 2011 (the “2012 Annual Meeting”). At that meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the 2012 Annual Meeting filed with the Securities and Exchange Commission on October 21, 2011 (File No. 001-34716) (the “2012 Proxy Statement”). The matters voted upon at the 2012 Annual Meeting and the final results of the votes were as follows:

Proposal 1. Election to the Board of Directors.

Each of the following nominees for director was elected to hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified. The final voting results are set forth below:

	FOR	WITHHELD	BROKER NON-VOTES
Roger C. Holstein	18,891,750	5,327,490	3,306,013
Edward L. Donnelly, Jr.	24,113,899	105,341	3,306,013
Michael N. Hammes	24,024,145	195,095	3,306,013
Michael J. Herling	24,148,382	70,858	3,306,013
James W. Liken	24,128,158	91,082	3,306,013
William E. Mayer	18,890,824	5,328,416	3,306,013
Augustine L. Nieto II	24,128,088	91,152	3,306,013
Michael J. Regan	24,148,777	70,463	3,306,013
JoAnn A. Reed	24,148,847	70,393	3,306,013
Erin L. Russell	24,033,701	185,539	3,306,013

Proposal 2. Ratification of Independent Registered Public Accounting Firm.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2012 was ratified. The final voting results are set forth below:

FOR	AGAINST	ABSTAIN
27,421,418	103,810	25

Proposal 3. Advisory Vote on Executive Compensation.

The compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2012 Proxy Statement pursuant to the SEC rules, including that described under the “Compensation Discussion and Analysis” section, as well as the accompanying compensation tables and the related narrative disclosure, was approved by the shareholders on an advisory basis. The final voting results are set forth below:

FOR	AGAINST	ABSTAIN
24,014,609	120,906	83,725

Proposal 4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation.

The frequency of an advisory shareholder vote on the compensation of the Company’s named executive officers as disclosed pursuant to SEC rules was approved by the shareholders on an advisory basis to be once a year. The final voting results are set forth below:

1 Year	2 Years	3 Years	ABSTAIN
23,919,072	7,450	217,318	75,400

In light of such vote, the Company’s Board of Directors determined that it currently intends to hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next non-binding shareholder vote on the frequency of shareholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVOX INC.

By:	/s/ Marcy Smorey-Giger

Name: Marcy Smorey-Giger
Title: Chief Legal Officer

Date: December 12, 2011

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